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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                     CREDIT SUISSE WARBURG PINCUS FOCUS FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUNDS' PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI").

THE FOLLOWING SUPPLEMENTS THE DESCRIPTION OF THE INITIAL SALES CHARGE ON CLASS A SHARES BEGINNING ON PAGE 25 OF THE PROSPECTUSES:

For determining whether a reduced sales charge will apply, purchases of Class A shares of the fund made at one time by an individual will be aggregated with those of his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

THE FOLLOWING REPLACES THE DESCRIPTIONS OF THREE REDUCED INITIAL SALES CHARGE PROGRAMS FOUND ON PAGE 26 OF THE PROSPECTUSES:

LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter; and the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Warburg Pincus Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of shares of the fund described in this Prospectus. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Warburg Pincus Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Warburg Pincus Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

THE "COMBINED PURCHASE PRIVILEGE" HAS BEEN INTEGRATED INTO THE PROGRAMS DESCRIBED ABOVE, AND SO THE SEPARATE DESCRIPTION ON PAGE 26 NO LONGER APPLIES.

THE FIRST SENTENCE UNDER "CLASS A LIMITED CDSC" SECTION ON PAGE 26 OF THE PROSPECTUSES IS REPLACED WITH THE FOLLOWING:

A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.

THE FOLLOWING HAS BEEN ADDED TO THE SAI UNDER THE HEADING "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - PURCHASES" SETTING FORTH PERSONS WHOSE PURCHASES WILL BE AGGREGATED TO DETERMINES WHETHER A REDUCED SALES CHARGE APPLIES:

The reduced sales charges described in the Prospectus under the heading "Other Shareholder Information" apply to the aggregate of purchases of Class A shares of the funds made at one time by "any purchaser." The term "purchaser" includes:

- an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

- any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

- a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

Dated:  November 9, 2001                                           CSINT-16-1101
                                                                   CSFOC-16-1101